      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 1999

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

       Filed by the registrant [X]
       Filed by a party other than the registrant [ ]
       Check the appropriate box:
[ ] Preliminary proxy statement

                                           [ ] Confidential, For Use of the Com-
                                            mission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive proxy statement
[ ]  Definitive additional materials

        [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           DEBT STRATEGIES FUND, INC.
                          DEBT STRATEGIES FUND II, INC.
                         DEBT STRATEGIES FUND III, INC.
                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

 Payment of filing fee (Check the appropriate box):
   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5) Total fee paid:

--------------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

--------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3) Filing Party:

--------------------------------------------------------------------------------
   (4) Date Filed:
--------------------------------------------------------------------------------

                           DEBT STRATEGIES FUND, INC.
                         DEBT STRATEGIES FUND II, INC.
                         DEBT STRATEGIES FUND III, INC.
                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1999
                            ------------------------

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 26, 1999 at the time specified in Exhibit A hereto for the following purposes:

          (1) To elect members of the Board of Directors of each Fund to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of each Fund has fixed the close of business on March 31, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 12, 1999 at the offices of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the respective Fund.

                                          By Order of the Boards of Directors
                                          PATRICK D. SWEENEY
                                          Secretary of the Funds

Plainsboro, New Jersey
Dated: April 14, 1999

                            COMBINED PROXY STATEMENT
                          ---------------------------

                           DEBT STRATEGIES FUND, INC.
                         DEBT STRATEGIES FUND II, INC.
                         DEBT STRATEGIES FUND III, INC.
                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                          ---------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") to be voted at the 1999 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, May 26, 1999 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is April 14, 1999.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of each Fund's Board of Directors and for the ratification of the selection of independent auditors to serve for that Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

     The Board of each Fund has fixed the close of business on March 31, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock ("Common Stock") indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock at such date.

     The Board of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meetings, the Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the seven (7) persons designated as Directors to be elected by holders of Common Stock.

     The Directors of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors for such Fund may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

                                                                PRINCIPAL OCCUPATIONS DURING PAST
               NAME AND ADDRESS                    AGE        FIVE YEARS AND PUBLIC DIRECTORSHIP(1)
-----------------------------------------------    ---   -----------------------------------------------
Terry K. Glenn(1)*.............................    58    Executive Vice President of MLAM and its
  P.O. Box 9011                                          affiliate Fund Asset Management, L.P. ("FAM")
  Princeton, New Jersey 08593-9011                       since 1983 (the terms MLAM and FAM, as used
                                                         herein, include their corporate predecessors);
                                                         Executive Vice President and Director of
                                                         Princeton Services, Inc. ("Princeton Services")
                                                         since 1993; President of Princeton Funds
                                                         Distributor, Inc. ("PFD") since 1986 and
                                                         Director thereof since 1991; President of
                                                         Princeton Administrators, L.P., since 1988.
Ronald W. Forbes(1)(2).........................    58    Professor of Finance, School of Business, State
  1400 Washington Avenue                                 University of New York at Albany, since 1989;
  Albany, New York 12222                                 Consultant, Urban Institute, Washington, D.C.,
                                                         since 1995.
Cynthia A. Montgomery(1)(2)....................    46    Professor, Harvard Business School, since 1989;
  Harvard Business School                                Associate Professor, J.L. Kellogg Graduate
  Soldiers Field Road                                    School of Management, Northwestern University,
  Boston, Massachusetts 02163                            from 1985 to 1989; Assistant Professor,
                                                         Graduate School of Business Administration, The
                                                         University of Michigan, from 1979 to 1985;
                                                         Director, UNUM Corporation since 1990;
                                                         Director, Newell Co. since 1995.
Charles C. Reilly(1)(2)........................    67    Self-employed financial consultant since 1990;
  9 Hampton Harbor Road                                  President and Chief Investment Officer of Verus
  Hampton Bays, New York 11946                           Capital, Inc., from 1979 to 1990; Senior Vice
                                                         President of Arnhold and S. Bleichroeder, Inc.,
                                                         from 1973 to 1990; Adjunct Professor, Columbia
                                                         University Graduate School of Business, from
                                                         1990 to 1991; Adjunct Professor, Wharton
                                                         School, The University of Pennsylvania, from
                                                         1989 to 1990; Partner, Small Cities Cable
                                                         Television, from 1986 to 1997.
Kevin A. Ryan(1)(2)............................    66    Founder and current Director of The Boston
  127 Commonwealth Avenue                                University Center for the Advancement of Ethics
  Chestnut Hill, Massachusetts 02167                     and Character, Professor of Education at Boston
                                                         University since 1982; formerly taught on the
                                                         faculties of The University of Chicago,
                                                         Stanford University and Ohio State University.
Richard R. West(1)(2)..........................    61    Professor of Finance since 1984, Dean from 1984
  Box 604                                                to 1993 and currently Dean Emeritus of New York
  Genoa, Nevada 89411                                    University, Leonard N. Stern School of Business
                                                         Administration; Director of Bowne & Co., Inc.,
                                                         Vornado Realty Trust, Inc. and Alexander's Inc.
Arthur Zeikel(1)*..............................    66    Chairman of MLAM and FAM from 1997 to 1999;
  300 Woodland Avenue                                    President of MLAM and FAM from 1977 to 1997;
  Westfield, New Jersey 07090                            Chairman of Princeton Services since 1997 and
                                                         Director thereof since 1993; President of
                                                         Princeton Services from 1993 to 1997; Executive
                                                         Vice President of Merrill Lynch & Co., Inc.
                                                         ("ML&Co.") from 1990 to 1999.

---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser. See "Compensation of Directors" below.

(2) Member of Audit Committee of the Board of Directors.

 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), each of the Funds.

     Committee and Board of Directors Meetings. The Board of Directors of each Fund has a standing Audit Committee, which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. No Fund's Board of Directors has a nominating committee.

     During each Fund's last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and, if a member, the total number of meetings of the Audit Committee held during such period for which he or she served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish each Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that, except as noted below, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Charles C. Reilly inadvertently made a late Form 3 filing with respect to Debt Strategies Fund II, Inc., reporting his election as Director of the Fund, and Michael Quinn inadvertently made a late Form 3 filing with respect to Debt Strategies Fund II, Inc. and Debt Strategies III, Inc., reporting his election as Senior Vice President of FAM.

     Interested Persons. Each Fund considers Mr. Glenn and Mr. Zeikel to be "interested persons" of such Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions each holds or has held with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of each Fund.

     Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Director not affiliated with FAM (each a "non-interested Director") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-interested Directors, an annual fee plus a fee for each meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. Information with respect to fees and expenses paid to the non-interested Directors for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Boards and hold office until they resign, are removed or are otherwise disqualified to serve.

     Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

        NOMINEE                          FUND                 CLASS OF SHARES  NO. OF SHARES HELD*
        -------                          ----                 ---------------  -------------------
Ronald W. Forbes........  Debt Strategies Fund II                Common Stock           415
                          Senior High Income Portfolio           Common Stock           500
Charles C. Reilly.......  Senior High Income Portfolio           Common Stock        19,412
Kevin A. Ryan...........  Senior High Income Portfolio......  Common Stock...             7

---------------
* These holdings represent less than 1% of the shares of Common Stock outstanding.

     At the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of each Fund, Mr. Glenn, an officer and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

         ITEM 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of each Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T acts as independent auditor for each of the Funds. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of Directors of each Fund considered the fact that D&T has been retained as the independent auditors for such other entities in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees and "FOR" the ratification of D&T as independent auditors.

     With respect to Item 1. "Election of Directors," assuming a quorum is present, election of Directors will require the affirmative vote of a plurality of the votes cast by the holders of Common Stock represented at the Meeting and entitled to vote. With respect to Item 2. "Ratification of the Selection of Independent Auditors," assuming a quorum is present, ratification of the selection of independent auditors will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock represented at the Meeting and entitled to vote.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meetings. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

     Management knows of no other matters to be presented at the annual meeting. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FUND'S LAST FISCAL YEAR TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder of a Fund intends to present a proposal at the 2000 Annual Meeting of Stockholders of that Fund, which is anticipated to be held in May 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by January 26, 2000

                                          By Order of the Boards of Directors
                                          PATRICK D. SWEENEY
                                          Secretary of the Funds

Dated: April 14, 1999

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

- GENERAL INFORMATION PERTAINING TO THE FUNDS

                                     DEFINED TERM                         STATE OF
              FUND                USED IN EXHIBIT A   FISCAL YEAR END   ORGANIZATION    MEETING TIME
--------------------------------  ------------------  ---------------   ------------   --------------
DEBT STRATEGIES FUND, INC.......  Debt Strategies          2/28              MD           9:30 a.m.
DEBT STRATEGIES FUND II, INC....  Debt Strategies II       2/28              MD          10:30 a.m.
DEBT STRATEGIES FUND III,         Debt Strategies
  INC...........................  III                      2/28              MD          10:45 a.m.
SENIOR HIGH INCOME PORTFOLIO,     Senior High Income
  INC...........................                           2/28              MD           9:15 a.m.

        SHARES OF COMMON STOCK OUTSTANDING AS OF THE RECORD DATE
        --------------------------------------------------------
                            FUND                                SHARES
------------------------------------------------------------    ------
DEBT STRATEGIES.............................................  31,425,226
DEBT STRATEGIES II..........................................  62,610,000
DEBT STRATEGIES III.........................................  11,010,000
SENIOR HIGH INCOME..........................................  53,870,134

- INFORMATION PERTAINING TO OFFICERS AND DIRECTORS

                                             YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
                                           -----------------------------------------------------------
                  FUND                     GLENN   FORBES   MONTGOMERY   REILLY   RYAN   WEST   ZEIKEL
-----------------------------------------  -----   ------   ----------   ------   ----   ----   ------
DEBT STRATEGIES..........................  1999     1997       1997       1997    1997   1997    1997
DEBT STRATEGIES II.......................  1999     1997       1997       1997    1997   1997    1997
DEBT STRATEGIES III......................  1999     1998       1998       1998    1998   1998    1998
SENIOR HIGH INCOME.......................  1999     1993       1993       1993    1993   1993    1993

     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-interested Directors during each Fund's most recently completed fiscal year.

                                                                                  AUDIT COMMITTEE
                                                 BOARD                  -----------------------------------
                                   ----------------------------------                           AGGREGATE
                                   # MEETINGS   ANNUAL    PER MEETING   # MEETINGS   ANNUAL      FEES AND
              FUND                   HELD*      FEE ($)    FEE ($)**       HELD      FEE ($)   EXPENSES ($)
---------------------------------  ----------   -------   -----------   ----------   -------   ------------
DEBT STRATEGIES..................      7         3,000        300           4          900        38,044
DEBT STRATEGIES II...............      6         3,000        300           3          900        35,687
DEBT STRATEGIES III..............      5         3,000        300           2          900        23,929
SENIOR HIGH INCOME...............      7         3,000        300           4          900        38,125

---------------
  * Includes meetings held via teleconferencing equipment.

 ** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

*** Directors receive out-of-pocket expenses relating to attendance at Audit
    Committee meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000 (not included in Aggregate Fees and Expenses).

     Set forth in the table below is information regarding compensation paid by the Fund to the non-interested Directors for the most recently completed fiscal year.

                                                               COMPENSATION FROM FUND ($)*
                                                       --------------------------------------------
                        FUND                           FORBES   MONTGOMERY   REILLY   RYAN    WEST
-----------------------------------------------------  ------   ----------   ------   -----   -----
DEBT STRATEGIES......................................  7,300      7,300      8,300    7,300   7,300
DEBT STRATEGIES II...................................  7,300      7,300      8,300    7,300   7,300
DEBT STRATEGIES III..................................  4,800      4,800      5,800    4,800   4,800
SENIOR HIGH INCOME...................................  7,300      7,300      8,300    7,300   7,300

---------------
* No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors for the year ended December 31, 1998.

                                                     AGGREGATE COMPENSATION FROM FUND AND OTHER
             NAME OF BOARD MEMBER                FAM/MLAM ADVISED FUNDS PAID TO BOARD MEMBERS ($)(1)
-----------------------------------------------  ---------------------------------------------------
Ronald W. Forbes...............................                        192,567
Cynthia A. Montgomery..........................                        192,567
Charles C. Reilly..............................                        362,858
Kevin A. Ryan..................................                        192,567
Richard R. West................................                        346,125

---------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Forbes (38 registered investment companies consisting of 51 portfolios); Ms. Montgomery (38 registered investment companies consisting of 51 portfolios); Mr. Reilly (57 registered investment companies consisting of 70 portfolios); Mr. Ryan (38 registered investment companies consisting of 51 portfolios); and Mr. West (58 registered investment companies consisting of 79 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.

                                                                                      OFFICER SINCE
                                                                   ----------------------------------------------------
                                                                                                                 SENIOR
                                                                      DEBT          DEBT             DEBT         HIGH
            NAME AND BIOGRAPHY               AGE       OFFICE      STRATEGIES   STRATEGIES II   STRATEGIES III   INCOME
            ------------------               ---   --------------  ----------   -------------   --------------   ------
Terry K. Glenn.............................  58    President          1997          1997             1998         1993
  Executive Vice President of FAM and MLAM
  since 1983; President of Princeton Funds
  Distributor, Inc. ("PFD") since 1986 and
  Director thereof since 1991; Executive
  Vice President and Director of Princeton
  Services since 1993; President of
  Princeton Administrators, L.P. since
  1998.
Joseph T. Monagle, Jr......................  50    Senior Vice        1997          1997             1998         1996
  Senior Vice President of FAM and MLAM            President
  since 1990; Department Head of the Global
  Fixed Income Division of FAM and MLAM
  since 1997; Senior Vice President of
  Princeton Services since 1993.
R. Douglas Henderson.......................  41    Senior Vice        1997          1997             1998         1993
  First Vice President of MLAM since 1997;         President
  Vice President of MLAM from 1989 to 1997.
Donald C. Burke............................  38    Vice President     1997          1997             1998         1993
  Senior Vice President and Treasurer of           and Treasurer
  FAM and MLAM since 1999; Senior Vice
  President and Treasurer of Princeton
  Services since 1999; Vice President of
  PFD since 1999; First Vice President of
  MLAM from 1997 to 1999; Vice President of
  MLAM from 1990 to 1997; Director of
  Taxation of MLAM since 1990.
Patrick D. Sweeney.........................  44    Secretary          1997          1998             1998         1993
  First Vice President of MLAM since 1997;
  Vice President of MLAM from 1990 to 1997.

                           DEBT STRATEGIES FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Debt Strategies Fund, Inc. (the "Fund") held of record by the undersigned on March 31, 1999 at the annual meeting of stockholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                ---

              By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.


 1. ELECTION OF     FOR all nominees listed below     WITHHOLD AUTHORITY
    DIRECTORS       (except as marked to              to vote for all
                    the contrary below)  [ ]          nominees listed below  [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) TERRY K. GLENN, RONALD W. FORBES, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, RICHARD R. WEST AND ARTHUR ZEIKEL

 2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [ ]     AGAINST [ ]     ABSTAIN [ ]


 3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.




                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:                          , 1999
                                         --------------------------

                                   X
                                    ---------------------------------
                                           Signature

                                   X
                                    ---------------------------------
                                           Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          DEBT STRATEGIES FUND II, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Debt Strategies Fund II, Inc. (the "Fund") held of record by the undersigned on March 31, 1999 at the annual meeting of stockholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                ---

              By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.


 1. ELECTION OF    FOR all nominees listed below    WITHHOLD AUTHORITY
    DIRECTORS      (except as marked to             to vote for all
                   the contrary below)  [ ]         nominees listed below  [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) TERRY K. GLENN, RONALD W. FORBES, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, RICHARD R. WEST AND ARTHUR ZEIKEL

 2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [ ]     AGAINST [ ]      ABSTAIN [ ]


 3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.




                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:                         , 1999
                                         -------------------------

                                   X
                                    -----------------------------------
                                            Signature

                                   X
                                    -----------------------------------
                                            Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         DEBT STRATEGIES FUND III, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Debt Strategies Fund III, Inc. (the "Fund") held of record by the undersigned on March 31, 1999 at the annual meeting of stockholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                ---

              By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.


 1. ELECTION OF     FOR all nominees listed below     WITHHOLD AUTHORITY
    DIRECTORS       (except as marked to              to vote for all nominees
                    the contrary below)  [ ]          listed below  [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) TERRY K. GLENN, RONALD W. FORBES, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, RICHARD R. WEST AND ARTHUR ZEIKEL

 2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [ ]       AGAINST [ ]       ABSTAIN [ ]



 3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.




                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:                          , 1999
                                         --------------------------

                                   X
                                    -----------------------------------
                                           Signature

                                   X
                                    -----------------------------------
                                           Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                       SENIOR HIGH INCOME PORTFOLIO, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Senior High Income Portfolio, Inc. (the "Fund") held of record by the undersigned on March 31, 1999 at the annual meeting of stockholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

              THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                ---

              By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.


 1. ELECTION OF    FOR all nominees listed below     WITHHOLD AUTHORITY
    DIRECTORS      (except as marked to the          to vote for all nominees
                   contrary below)  [ ]              listed below  [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) TERRY K. GLENN, RONALD W. FORBES, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN, RICHARD R. WEST AND ARTHUR ZEIKEL


 2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


    FOR [ ]       AGAINST [ ]       ABSTAIN [ ]



 3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:                         , 1999
                                         -------------------------

                                   X
                                    -----------------------------------
                                           Signature

                                   X
                                    -----------------------------------
                                          Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.